                                                                   EXHIBIT 23(D)

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in this Joint Proxy Statement-- Registration Statement of Value Health, Inc. on Form S-4 of our report on Rx Net, Inc. dated March 19, 1993, filed as an exhibit to the Annual Report on Form 10-K of Value Health, Inc. for the year ended December 31, 1994. We also consent to the reference to us under the heading "Experts" on such Form S-4.

                                          Price Waterhouse LLP

St. Louis, MO

June 26, 1995